As filed with the Securities and Exchange Commission on June 4, 2010.
Registration No. 333-165844

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 3
to

Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

QLIK TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	7372	20-1643718
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

150 Radnor Chester Road
Suite E220
Radnor, Pennsylvania 19087
(888) 828-9768
(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Lars Björk
President and Chief Executive Officer
150 Radnor Chester Road
Suite E220
Radnor, Pennsylvania 19087
(888) 828-9768
(Name, address, including zip code and telephone number, including area code, of agent for service)

Copies to:

Jay K. Hachigian, Esq.
Richard R. Hesp, Esq.
Gunderson Dettmer Stough
Villeneuve Franklin & Hachigian, LLP
850 Winter Street
Waltham, Massachusetts 02451
Telephone: (781) 890-8800
Telecopy: (781) 622-1622	Richard D. Truesdell, Jr., Esq. Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017 Telephone: (212) 450-4000 Telecopy: (212) 701-5800

Approximate date of commencement of proposed sale to the public:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☑	Smaller reporting company ☐
(Do not check if a smaller reporting company)

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to such Section 8(a), may determine.

EXPLANATORY NOTE

Qlik Technologies Inc. is filing this Amendment No. 3 (the “Amendment”) to its Registration Statement on Form S-1 (Registration No. 333-165844) (the “Registration Statement”) as an exhibit-only filing to file Exhibits 3.1.A, 10.11, 10.12, 10.13.A, 10.14, 10.15, 10.25.A, 10.26.A, 10.27.A, 10.28.A, 10.30.A and 10.31, all of which have not previously been filed. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement and the signature pages to the Registration Statement and the filed exhibits. The Prospectus and Items 13, 14, 15 and 17 of Part II are unchanged and have therefore been omitted.

Item 16.	Exhibits and Financial Statement Schedules

(a)	Exhibits

Exhibit
Number		Description

1	.1*	Form of Underwriting Agreement
3	.1**	Restated Certificate of Incorporation of Registrant, as amended on various dates
3	.1.A	Form of Restated Certificate of Incorporation of Registrant to be filed prior to closing to effect renaming of common stock
3	.2**	Form of Restated Certificate of Incorporation to be effective upon closing
3	.3**	Amended and Restated Bylaws of the Registrant
3	.4**	Amended and Restated Bylaws of the Registrant to be effective upon closing
4.1		Reference is made to Exhibits 3.1, 3.2, 3.3 and 3.4
4	.2**	Form of Registrant’s Common Stock Certificate
4	.3**	Investors’ Rights Agreement, dated November 17, 2004 and as amended on various dates, by and among the Registrant, certain stockholders and the investors listed on the signature pages thereto
4	.3.A*	Amendment and Waiver of Notice Agreement, dated June , 2010, by and among the Registrant and certain investors listed on the signature pages thereto
4	.4**	First Refusal and Co-Sale Agreement, dated November 17, 2004 and as amended on various dates, by and among the Registrant, certain stockholders and the investors listed on the signature pages thereto
4	.5**	Voting Agreement, dated November 17, 2004 and as amended on various dates, by and among the Registrant, certain stockholders and the investors listed on the signature pages thereto
4	.6**	First Amendment to Voting Agreement, dated October 10, 2007, by and among the Registrant, QlikTech International AB and certain stockholders
5	.1*	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP
10	.1†**	Form of Indemnification Agreement between the Registrant and Lars Björk
10	.2†**	Form of Indemnification Agreement between the Registrant and John Gavin, Jr.
10	.3†**	Form of Indemnification Agreement between the Registrant and Bruce Golden
10	.4†**	Form of Indemnification Agreement between the Registrant and Erel Margalit
10	.5†**	Form of Indemnification Agreement between the Registrant and Alexander Ott
10	.6†**	Form of Indemnification Agreement between the Registrant and Paul Wahl
10	.7†**	Form of Indemnification Agreement between the Registrant and William G. Sorenson
10	.8†**	Form of Indemnification Agreement between the Registrant and Leslie Bonney
10	.9†**	Form of Indemnification Agreement between the Registrant and Anthony Deighton
10	.10†**	Form of Indemnification Agreement between the Registrant and Douglas Laird
10	.11†	Amended and Restated Employment Agreement, dated June 1, 2010, by and between the Registrant and Lars Björk
10	.12†	Amended and Restated Employment Agreement, dated June 1, 2010, by and between the Registrant and William Sorenson
10	.13†**	Employment Agreement, dated May 2, 2005, by and between the Registrant and Leslie Bonney
10	.13.A†	Letter Agreement, dated June 1, 2010, by and between the Registrant and Leslie Bonney
10	.14†	Amended and Restated Employment Offer Letter, dated June 1, 2010, by and between the Registrant and Anthony Deighton
10	.15†	Amended and Restated Employment Offer Letter, dated June 1, 2010, by and between the Registrant and Douglas Laird
10	.16†**	Amended and Restated Consulting Agreement, dated September 1, 2005, by and between the Registrant and Paul Wahl
10	.17†**	Consulting Agreement, dated October 1, 2004, by and between the Registrant and Alexander Ott

Exhibit
Number		Description

10	.18†**	2004 Omnibus Stock Option and Award Plan
10	.19†**	2007 Omnibus Stock Option and Award Plan
10	.20†**	2010 Equity Incentive Plan (to be effective upon closing of the offering)
10	.21†**	Form of Notice of Stock Option Grant and Stock Option Agreement under 2010 Equity Incentive Plan
10	.22**	Translation of Agreement by and between the Registrant, QlikTech International AB and Svenska Handelsbanken AB dated as of July 11, 2008
10	.23**	Translation of Amendment Agreement by and between the Registrant, QlikTech International AB and Svenska Handelsbanken AB dated as of July 13, 2009
10	.24†**	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreement granted to Alexander Ott under the 2004 Omnibus Stock Option and Award Plan
10	.25†**	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreements granted to Anthony Deighton under the 2004 Omnibus Stock Option and Award Plan and under the 2007 Omnibus Stock Option and Award Plan, and Side letter, dated November 2006, between the Registrant and Anthony Deighton
10	.25.A†	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreement granted to Anthony Deighton under the 2007 Omnibus Stock Option and Award Plan, dated May 21, 2010
10	.26†**	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreement granted to Douglas Laird under the 2007 Omnibus Stock Option and Award Plan
10	.26.A†	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreement granted to Douglas Laird under the 2007 Omnibus Stock Option and Award Plan, dated May 21, 2010
10	.27†**	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreements granted to Lars Björk under the 2004 Omnibus Stock Option and Award Plan and the 2007 Omnibus Stock Option and Award Plan
10	.27.A†	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreement granted to Lars Björk under the 2007 Omnibus Stock Option and Award Plan, dated May 21, 2010
10	.28†**	2004, 2005 and 2009 Omnibus Stock Option and Award Plans and Sub-Plans for the UK Agreements granted to Leslie Bonney
10	.28.A†	2010 Omnibus Stock Option and Award Plan and Sub-Plan for the UK Agreement granted to Leslie Bonney, dated May 21, 2010
10	.29†**	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreements granted to Paul Wahl under the 2004 Omnibus Stock Option and Award Plan and 2007 Omnibus Stock Option and Award Plan
10	.30†**	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreement granted to William Sorenson under the 2007 Omnibus Stock Option and Award Plan
10	.30.A†	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreement granted to William Sorenson under the 2007 Omnibus Stock Option and Award Plan, dated May 21, 2010
10	.31†	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreement granted to John Gavin, Jr. under the 2007 Omnibus Stock Option and Award Plan
10	.32**	Term Loan Facility Agreement, dated June 16, 2008, between the Registrant and Stiftelsen Industrifonden
10	.33**	Warrant to Purchase Shares of Preferred Stock, dated June 16, 2008, issued by the Registrant to Stiftelsen Industrifonden
10	.34**	Share Pledge Agreement, dated June 16, 2008, between the Registrant and Stiftelsen Industrifonden
10	.35**	Stock Purchase Agreement, dated November 17, 2004, between the Registrant, QlikTech International AB and the Investors (as defined therein)
10	.36**	Lease, dated November 15, 2005, between the Registrant and Radnor Properties-SDC, L.P.
10	.37**	First Amendment to Lease, dated March 13, 2009, between the Registrant and Radnor Properties-SDC, L.P.

Exhibit
Number		Description

10	.38**	Translation of “Hyreskontrakt for local,” dated May 22, 2007, between QlikTech International AB and Ideon AB
10.39		Reference is made to Exhibits 4.3, 4.3A, 4.4, 4.5 and 4.6
21	.1**	List of subsidiaries of the Registrant (including jurisdiction of organization and names under which subsidiaries do business)
23	.1**	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
23	.2*	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1)
24	.1**	Powers of Attorney (included in the signature pages to the registration statement)

†	Compensation arrangement
*	To be filed by amendment
**	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, Commonwealth of Pennsylvania, on this 4th day of June, 2010.

QLIK TECHNOLOGIES INC.

By:	/s/ Lars Björk
Lars Björk
President and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to this Registration Statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Lars Björk Lars Björk		President, Chief Executive Officer and Director (Principal Executive Officer)	June 4, 2010

/s/ William G. Sorenson William G. Sorenson		Chief Financial Officer (Principal Accounting and Financial Officer)	June 4, 2010

* John Gavin, Jr.		Director	June 4, 2010

* Bruce Golden		Director	June 4, 2010

* Erel Margalit		Director	June 4, 2010

* Alexander Ott		Director	June 4, 2010

* Paul Wahl		Director	June 4, 2010

* By:	/s/ William G. Sorenson Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit
Number		Description

1	.1*	Form of Underwriting Agreement
3	.1**	Restated Certificate of Incorporation of Registrant, as amended on various dates
3	.1.A	Form of Restated Certificate of Incorporation of Registrant, to be filed prior to closing to effect renaming of common stock
3	.2**	Form of Restated Certificate of Incorporation to be effective upon closing
3	.3**	Amended and Restated Bylaws of the Registrant
3	.4**	Amended and Restated Bylaws of the Registrant to be effective upon closing
4.1		Reference is made to Exhibits 3.1, 3.2, 3.3 and 3.4
4	.2**	Form of Registrant’s Common Stock Certificate
4	.3**	Investors’ Rights Agreement, dated November 17, 2004 and as amended on various dates, by and among the Registrant, certain stockholders and the investors listed on the signature pages thereto
4	.3.A*	Amendment and Waiver of Notice Agreement, dated June , 2010, by and among the Registrant and certain investors listed on the signature pages thereto
4	.4**	First Refusal and Co-Sale Agreement, dated November 17, 2004 and as amended on various dates, by and among the Registrant, certain stockholders and the investors listed on the signature pages thereto
4	.5**	Voting Agreement, dated November 17, 2004 and as amended on various dates, by and among the Registrant, certain stockholders and the investors listed on the signature pages thereto
4	.6**	First Amendment to Voting Agreement, dated October 10, 2007, by and among the Registrant, QlikTech International AB and certain stockholders
5	.1*	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP
10	.1†**	Form of Indemnification Agreement between the Registrant and Lars Björk
10	.2†**	Form of Indemnification Agreement between the Registrant and John Gavin, Jr.
10	.3†**	Form of Indemnification Agreement between the Registrant and Bruce Golden
10	.4†**	Form of Indemnification Agreement between the Registrant and Erel Margalit
10	.5†**	Form of Indemnification Agreement between the Registrant and Alexander Ott
10	.6†**	Form of Indemnification Agreement between the Registrant and Paul Wahl
10	.7†**	Form of Indemnification Agreement between the Registrant and William G. Sorenson
10	.8†**	Form of Indemnification Agreement between the Registrant and Leslie Bonney
10	.9†**	Form of Indemnification Agreement between the Registrant and Anthony Deighton
10	.10†**	Form of Indemnification Agreement between the Registrant and Douglas Laird
10	.11†	Amended and Restated Employment Agreement, dated June 1, 2010, by and between the Registrant and Lars Björk
10	.12†	Amended and Restated Employment Agreement, dated June 1, 2010, by and between the Registrant and William Sorenson
10	.13†**	Employment Agreement, dated May 2, 2005, by and between the Registrant and Leslie Bonney
10	.13.A†	Letter Agreement, dated June 1, 2010, by and between the Registrant and Leslie Bonney
10	.14†	Amended and Restated Employment Offer Letter, dated June 1, 2010, by and between the Registrant and Anthony Deighton
10	.15†	Amended and Restated Employment Offer Letter, dated June 1, 2010, by and between the Registrant and Douglas Laird
10	.16†**	Amended and Restated Consulting Agreement, dated September 1, 2005, by and between the Registrant and Paul Wahl
10	.17†**	Consulting Agreement, dated October 1, 2004, by and between the Registrant and Alexander Ott
10	.18†**	2004 Omnibus Stock Option and Award Plan
10	.19†**	2007 Omnibus Stock Option and Award Plan

Exhibit
Number		Description

10	.20†**	2010 Equity Incentive Plan (to be effective upon closing of the offering)
10	.21†**	Form of Notice of Stock Option Grant and Stock Option Agreement under 2010 Equity Incentive Plan
10	.22**	Translation of Agreement by and between the Registrant, QlikTech International AB and Svenska Handelsbanken AB dated as of July 11, 2008
10	.23**	Translation of Amendment Agreement by and between the Registrant, QlikTech International AB and Svenska Handelsbanken AB dated as of July 13, 2009
10	.24†**	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreement granted to Alexander Ott under the 2004 Omnibus Stock Option and Award Plan
10	.25†**	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreements granted to Anthony Deighton under the 2004 Omnibus Stock Option and Award Plan and under the 2007 Omnibus Stock Option and Award Plan, and Side letter, dated November 2006, between the Registrant and Anthony Deighton
10	.25.A†	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreement granted to Anthony Deighton under the 2007 Omnibus Stock Option and Award Plan, dated May 21, 2010
10	.26†**	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreement granted to Douglas Laird under the 2007 Omnibus Stock Option and Award Plan
10	.26.A†	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreement granted to Douglas Laird under the 2007 Omnibus Stock Option and Award Plan, dated May 21, 2010
10	.27†**	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreements granted to Lars Björk under the 2004 Omnibus Stock Option and Award Plan and the 2007 Omnibus Stock Option and Award Plan
10	.27.A†	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreement granted to Lars Björk under the 2007 Omnibus Stock Option and Award Plan, dated May 21, 2010
10	.28†**	2004, 2005 and 2009 Omnibus Stock Option and Award Plans and Sub-Plans for the UK Agreements granted to Leslie Bonney
10	.28.A†	2010 Omnibus Stock Option and Award Plan and Sub-Plan for the UK Agreement granted to Leslie Bonney, dated May 21, 2010
10	.29†**	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreements granted to Paul Wahl under the 2004 Omnibus Stock Option and Award Plan and 2007 Omnibus Stock Option and Award Plan
10	.30†**	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreement granted to William Sorenson under the 2007 Omnibus Stock Option and Award Plan
10	.30.A†	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreement granted to William Sorenson under the 2007 Omnibus Stock Option and Award Plan, dated May 21, 2010
10	.31†	Omnibus Stock Option and Award Plan Non-Qualified Stock Option Award Agreement granted to John Gavin, Jr. under the 2007 Omnibus Stock Option and Award Plan
10	.32**	Term Loan Facility Agreement, dated June 16, 2008, between the Registrant and Stiftelsen Industrifonden
10	.33**	Warrant to Purchase Shares of Preferred Stock, dated June 16, 2008, issued by the Registrant to Stiftelsen Industrifonden
10	.34**	Share Pledge Agreement, dated June 16, 2008, between the Registrant and Stiftelsen Industrifonden
10	.35**	Stock Purchase Agreement, dated November 17, 2004, between the Registrant, QlikTech International AB and the Investors (as defined therein)
10	.36**	Lease, dated November 15, 2005, between the Registrant and Radnor Properties-SDC, L.P.
10	.37**	First Amendment to Lease, dated March 13, 2009, between the Registrant and Radnor Properties-SDC, L.P.
10	.38**	Translation of “Hyreskontrakt for local,” dated May 22, 2007, between QlikTech International AB and Ideon AB

Exhibit
Number		Description

10.39		Reference is made to Exhibits 4.3, 4.3A, 4.4, 4.5 and 4.6
21	.1**	List of subsidiaries of the Registrant (including jurisdiction of organization and names under which subsidiaries do business)
23	.1**	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
23	.2*	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1)
24	.1**	Powers of Attorney (included in the signature pages to the registration statement)

†	Compensation arrangement
*	To be filed by amendment
**	Previously filed.